Exhibit 10.2

FIRST AMENDMENT TO SECOND LIEN SECURITY AGREEMENT

This First Amendment to Second Lien Security Agreement (this “Security Amendment”), dated December 21, 2015, amends that certain Second Lien Security Agreement dated as of May 1, 2015, made by HALCÓN RESOURCES CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware and each of the other Grantors party thereto, in favor of U.S. BANK NATIONAL ASSOCIATION, as collateral trustee (the “Collateral Trustee”) for the Secured Parties (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”; each capitalized term used and not defined herein has the meaning assigned to such term in the Security Agreement). Notwithstanding anything to the contrary contained in the Security Agreement, the undersigned hereby agree that this Security Amendment may be attached to the Security Agreement.

For and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the undersigned Grantors and the Collateral Trustee hereby agree as follows:

SECTION 1.                         Amendments to Security Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this Security Amendment, the Security Agreement shall be amended in the manner provided in this Section 1.

1.1                               Amended Definition.  The definition of the defined term “Secured Obligation” shall be and hereby is amended and restated in its entirety to read as follows:

“Secured Obligation” means (i) any and all Obligations now or hereafter existing under this Agreement, the Indenture or any other Note Document, whether for principal, interest, costs, fees, expenses or otherwise, howsoever created, arising or evidenced, whether direct or indirect, primary or secondary, fixed or absolute or contingent, joint or several, nor now or hereafter existing under this Agreement and each other Note Document and (ii) any other Parity Lien Obligations (as defined in the Collateral Trust Agreement).

SECTION 2.                         Miscellaneous.

2.1                               Reaffirmation of Security Agreement and Liens.  Any and all of the terms and provisions of the Security Agreement shall, except as amended and modified hereby, remain in full force and effect and are hereby in all respects ratified and confirmed by each Grantor.  Each Grantor hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Grantor under the Security Agreement securing the payment and performance thereof.

2.2                               Counterparts, Effectiveness.  This Security Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page to this Security Amendment by facsimile or other electronic means including portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Security Amendment. This Security Amendment shall become effective on the date when counterparts hereof executed on behalf of the Grantors and the Collateral Trustee shall have been received by the Collateral Trustee.

2.3                               Amendments in Writing.  None of the terms or provisions of this Security Amendment may be waived, amended, supplemented or otherwise modified except in accordance with the Collateral Trust Agreement.

2.4                               Invalidity.  In the event that any one or more of the provisions contained in this Security Amendment or in any of the Note Documents to which a Grantor is a party shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other Note Document.

2.5                               Captions.  Captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Security Amendment.

2.6                               Governing Law. This Security Amendment shall be governed by, and construed in accordance with, the laws of the state of New York.

2.7                               Acceptance.  Each Grantor hereby expressly waives notice of acceptance of this Security Amendment, acceptance on the part of the Collateral Trustee and the other Secured Parties being conclusively presumed by their request for this Security Amendment and delivery of the same to the Collateral Trustee.

[Signature Pages Follow]

COMPANY:	HALCÓN RESOURCES CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief
Financial Officer and Treasurer

SUBSIDIARY GRANTORS:	HALCÓN ENERGY PROPERTIES, INC.
HALCÓN FIELD SERVICES, LLC
HALCÓN HOLDINGS, INC.
HALCÓN OPERATING CO., INC.
HALCÓN RESOURCES OPERATING, INC.
HALCÓN LOUISIANA OPERATING, L.P.
By: HALCÓN GULF STATES, LLC,
its General Partner
HALCÓN GULF STATES, LLC
HRC ENERGY LOUISIANA, LLC
HRC ENERGY, LLC
HRC OPERATING, LLC
HRC ENERGY RESOURCES (WV), INC.
HALCÓN ENERGY HOLDINGS, LLC
HALCÓN WILLISTON I, LLC
HALCÓN WILLISTON II, LLC
HRC PRODUCTION COMPANY
HK OIL & GAS, LLC
HK ENERGY OPERATING, LLC
HK LOUISIANA OPERATING, LLC
HK ENERGY, LLC
HK RESOURCES, LLC
THE 7711 CORPORATION

	By:	/s/ Mark J. Mize
		Name:	Mark J. Mize
		Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Acknowledged and Agreed to as of the date hereof by:

COLLATERAL TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION

	By:	/s/ Steven A. Finklea
Name: Steven A. Finklea
Title: Vice President